UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 8, 2023

Analog Devices, Inc.

(Exact name of Registrant as Specified in its Charter)

Massachusetts	1-7819	04-2348234
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Analog Way Wilmington, MA	01887
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 935-5565

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.16 2/3 par value per share	ADI	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

Voting Results.

At the annual meeting of shareholders of Analog Devices, Inc. (the “Company”) held on Wednesday, March 8, 2023, the proposals listed below were submitted to a vote of our shareholders. The proposals are described in the Company’s definitive proxy statement on Schedule 14A (the “Proxy Statement”), as filed with the Securities and Exchange Commission on January 20, 2023.

Proposal 1 – The election of eleven nominees to our Board of Directors, each for a term expiring at the next annual meeting of shareholders.

The eleven nominees named in the Proxy Statement were elected to serve as directors until our next annual meeting of shareholders. The voting results for each director standing for election were as follows:

Nominee	Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
Vincent Roche	398,962,251	24,847,115	571,295	29,295,230
James A. Champy	385,447,655	31,029,450	7,903,556	29,295,230
André Andonian	421,743,785	2,144,089	492,787	29,295,230
Anantha P. Chandrakasan	413,931,289	10,018,603	430,769	29,295,230
Edward H. Frank	404,485,484	19,434,294	460,883	29,295,230
Laurie H. Glimcher	414,359,679	9,584,665	436,317	29,295,230
Karen M. Golz	414,521,965	9,383,290	475,406	29,295,230
Mercedes Johnson	412,326,385	11,629,943	424,333	29,295,230
Kenton J. Sicchitano	404,860,366	19,044,699	475,596	29,295,230
Ray Stata	417,317,024	6,226,041	837,596	29,295,230
Susie Wee	415,188,654	8,763,547	428,460	29,295,230

Proposal 2 – The approval, by non-binding “say on pay” vote, of the compensation of our named executive officers, as described in the Compensation Discussion and Analysis, executive compensation tables and accompanying narrative disclosures in the Proxy Statement.

The shareholders approved, on an advisory basis, the compensation of our named executive officers. The voting results were as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
341,630,475	81,871,225	878,961	29,295,230

Proposal 3 – The approval, by non-binding “say-on-frequency” vote, regarding the frequency of future advisory votes on the compensation of our named executive officers.

The shareholders approved, on an advisory basis, of holding a say on pay vote every year. The voting results were as follows:

1 Year	2 Years	3 Years	Votes Abstaining	Broker Non-Votes
417,601,087	822,538	5,485,945	471,091	29,295,230

Based on the results and consistent with a majority of the votes cast with respect to this matter, our Board of Directors has determined to continue to hold an annual advisory vote on the compensation of our named executive officers.

Proposal 4 – The ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending October 28, 2023.

The shareholders ratified the Company’s selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending October 28, 2023. The voting results were as follows:

Votes For	Votes Against	Votes Abstaining
419,650,404	33,123,152	902,335

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 10, 2023	ANALOG DEVICES, INC.

	By:	/s/ Prashanth Mahendra-Rajah
Prashanth Mahendra-Rajah
Executive Vice President, Finance and Chief Financial Officer